NIAGARA MOHAWK HOLDINGS, INC.
                                   CONSOLIDATED STATEMENTS OF INCOME (Unaudited)

                                                                                In thousands of dollars

                                                     THREE MONTHS ENDED       SIX MONTHS ENDED            TWELVE MONTHS ENDED
                                                          JUNE 30,                JUNE 30,                       JUNE 30,
                                                     2000         1999         2000         1999            2000          1999
                                                 ------------------------  -------------------------    ---------------------------
OPERATING REVENUES:
Electric. . . . . . . . . . . . . . . . . . . .  $  901,483   $  786,509   $ 1,826,378   $1,651,187     $ 3,640,092   $ 3,319,658
Gas . . . . . . . . . . . . . . . . . . . . . .     153,809      127,804       417,408      382,211         646,423       597,273
Other . . . . . . . . . . . . . . . . . . . . .         511            8         1,488           57           9,490           363
-----------------------------------------------  -----------  -----------  ------------  -----------    ------------  -------------
                                                  1,055,803      914,321     2,245,274    2,033,455       4,296,005     3,917,294
                                                 -----------  -----------  ------------  -----------    ------------  -------------
OPERATING EXPENSES:
Electricity purchased . . . . . . . . . . . . .     407,582      219,787       782,637      395,079       1,400,369       820,612
Fuel for electric generation. . . . . . . . . .      15,644       47,010        28,974      104,104         114,527       245,698
Gas purchased . . . . . . . . . . . . . . . . .      79,994       56,526       236,980      171,784         362,837       279,549
Other operation and maintenance expenses. . . .     224,501      225,623       447,369      438,278         943,087       917,552
Amortization/accretion of MRA/IPP buyout costs.      93,978       90,948       187,636      181,261         369,749       300,670
Depreciation and amortization . . . . . . . . .      78,362       94,109       156,312      188,925         312,860       368,834
Other taxes . . . . . . . . . . . . . . . . . .      78,196       99,165       156,464      221,023         350,523       440,481
-----------------------------------------------  -----------  -----------  ------------  -----------    ------------  -------------
                                                    978,257      833,168     1,996,372    1,700,454       3,853,952     3,373,396
                                                 -----------  -----------  ------------  -----------    ------------  -------------
OPERATING INCOME. . . . . . . . . . . . . . . .      77,546       81,153       248,902      333,001         442,053       543,898

Other income (deductions) . . . . . . . . . . .       2,553       (2,011)       (2,365)      (3,414)          4,844        39,245
-----------------------------------------------  -----------  -----------  ------------  -----------    ------------  -------------
INCOME BEFORE INTEREST CHARGES. . . . . . . . .      80,099       79,142       246,537      329,587         446,897       583,143

Interest charges. . . . . . . . . . . . . . . .     109,565      129,960       220,897      260,235         445,902       525,962
Preferred dividend requirement of subsidiary. .       7,904        9,024        15,808       18,048          34,568        36,209
-----------------------------------------------  -----------  -----------  ------------  -----------    ------------  -------------
INCOME (LOSS) BEFORE FEDERAL
 & FOREIGN INCOME TAXES . . . . . . . . . . . .     (37,370)     (59,842)        9,832       51,304         (33,573)       20,972

Federal & foreign income taxes. . . . . . . . .     (18,561)     (34,545)       14,167       25,769           7,578        13,378
-----------------------------------------------  -----------  -----------  ------------  -----------    ------------  -------------
INCOME (LOSS) BEFORE
  EXTRAORDINARY ITEM. . . . . . . . . . . . . .     (18,809)     (25,297)       (4,335)      25,535         (41,151)        7,594

Extraordinary item - Loss from the
  extinguishment of debt, net of income taxes .        (909)     (10,750)         (909)     (10,750)        (13,966)      (10,750)
-----------------------------------------------  -----------  -----------  ------------  -----------    ------------  -------------

NET INCOME (LOSS) . . . . . . . . . . . . . . .  $  (19,718)  $  (36,047)  $    (5,244)  $   14,785     $   (55,117)  $    (3,156)
                                                 ===========  ===========  ============  ===========    ============  ============
AVERAGE NUMBER OF SHARES OF COMMON
      STOCK OUTSTANDING (IN THOUSANDS). . . . .     171,088      187,365       174,220      187,365         180,154       187,365

BASIC AND DILUTED EARNINGS (LOSS) PER
  AVERAGE SHARE OF COMMON STOCK BEFORE
  EXTRAORDINARY ITEM. . . . . . . . . . . . . .  $    (0.11)  $    (0.13)  $     (0.02)  $     0.14     $     (0.23)  $      0.04

Extraordinary item per average
 share of common stock. . . . . . . . . . . . .       (0.01)       (0.06)        (0.01)       (0.06)          (0.08)        (0.06)
-----------------------------------------------  -----------  -----------  ------------  -----------    ------------  -------------

BASIC AND DILUTED EARNINGS (LOSS) PER
  AVERAGE SHARE OF COMMON STOCK . . . . . . . .  $    (0.12)  $    (0.19)  $     (0.03)  $     0.08     $     (0.31)  $     (0.02)
-----------------------------------------------  ===========  ===========  ============  ===========    ============  ============

OTHER OPERATING DATA:

Earnings before interest charges, interest income, income taxes, depreciation and amortization, amortization of nuclear fuel, allowance for funds used during construction, amortization/accretion of MRA/IPP buyout costs, deferral of MRA
interest rate savings, and extraordinary items (EBITDA) . . . . . . . . . . . . . . . . . . . . . . . . .$1,155,078    $1,289,376*

Net cash interest . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .$  359,326    $  447,553

Ratio of EBITDA to net cash interest . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        3.2           2.9

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NOTES:

- The above information is not given in connection with any sale or offer to sell or buy any stock or security.
- The Company files periodic reports pursuant to the Securities Exchange Act of 1934. Accordingly, with respect to the financial information set forth above, you are requested to refer to such filings for more detailed information.

* EBITDA for the 12 months ended June 30, 1999, which had been reported as $1,296,600, has been restated reflecting a change in the company's EBITDA calculation methodology.